NOTES PAYABLE TO AND ADVANCES FROM OFFICERS AND DIRECTORS	12 Months Ended
Dec. 31, 2016
NOTES PAYABLE, RELATED PARTIES [Abstract]
NOTES PAYABLE, RELATED PARTIES

NOTE 13 – NOTES PAYABLE TO AND ADVANCES FROM OFFICERS AND DIRECTORS

Notes payable to and advance from officers and directors consisted of the following, at December 31, 2016 and 2015:

	December 31,
	2016	2015
Note payable to Earnie Blackmon, an officer and director	$28,750	$—
Note payable to Tony Verzura, an officer and director	28,750	—
Advances from officers and directors	71,008	—
Accrued wages payable to officers and directors	42,695	612,512
	$171,203	$612,512

On April 6, 2016, we borrowed $25,000 from Ernest Blackmon and $25,000 from Tony Verzura and used the proceeds to repay principal and interest applicable on our $102,000 convertible promissory note dated October 12, 2015, to JSJ Investments Inc. The loans, together with interest at 12% per year, are payable on December 30, 2016. We may prepay the loans at any time. If the loans are repaid on or before September 30, 2016, the principal amount, which is being repaid, will increase by 10%. If the loans are repaid after September 30, 2016, the principal amount, which is being repaid will increase by 15%. As of December 31, 2016, the loans were not repaid, when they were due, per the terms of the notes, and thus, the principal balance of the notes was increased to $57,500 in the aggregate, with the addition to the principal balance charged to interest expense.

During the year ended December 31, 2016, Messrs. Blackmon, Verzura and Ruby, who are officers and directors of the Company, paid obligations and expenses on behalf of the Company, from their own individual, personal funds.  Such payments have been recorded in the consolidated balance sheets as a component of Notes payable to and advances from officers and directors.